COMPASS Pathways Secures Term Loan Facility for Up to $50 Million from Hercules Capital

London, UK – July 5, 2023

COMPASS Pathways plc (Nasdaq: CMPS), a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health, today announced that the Company has entered into a term loan agreement with Hercules Capital, Inc. (NYSE: HTGC) for up to $50 million.

Kabir Nath, COMPASS Pathways Chief Executive Officer said, “COMPASS is pleased to partner with Hercules for this source of non-dilutive financing to support our COMP360 phase 3 program in treatment-resistant depression, with initial data expected in the summer of 2024. Together with proceeds from our ATM facility reported in May, this facility further strengthens our balance sheet and lengthens our cash runway. Most importantly, this supports our plans to deliver new options to patients suffering with treatment-resistant depression as soon as possible.”

Under the terms of the agreement, COMPASS drew an initial $30 million at closing on June 30, 2023. An additional $20 million becomes available in two tranches of up to $10 million each. The first of these tranches is available the earlier of (a) 30 days following achievement of certain performance milestones and (b) until December 15, 2024. The second tranche is available during the interest-only period, subject to the lender’s approval. Even if such tranches become available, the Company is under no obligation to draw funds in the future. Additional details of the loan agreement are filed with the Securities and Exchange Commission on a Current Report on Form 8-K filed on July 5, 2023.

“Hercules is pleased to enter into a strategic relationship with COMPASS Pathways as it advances its clinical stage programs,” stated Bryan Jadot, Senior Managing Director and Life Sciences Group Head at Hercules Capital.

Armentum Partners acted as the Company’s exclusive financial advisor on this transaction. Legal counsel was provided by Goodwin Procter and Morrison Foerster.

About COMPASS Pathways
COMPASS Pathways plc (Nasdaq: CMPS) is a biotechnology company dedicated to accelerating patient access to evidence-based innovation in mental health. Our focus is on improving the lives of those who are suffering with mental health challenges and who are not helped by current treatments. We are pioneering the development of a new model of psilocybin therapy, in which our proprietary formulation of synthetic psilocybin, COMP360, is administered in conjunction with psychological support. COMP360 has been designated a Breakthrough Therapy by the U.S. Food and Drug Administration (FDA) and has received Innovative Licensing and Access Pathway (ILAP) designation in the UK for treatment-resistant depression (TRD). We have commenced a phase 3 clinical program of COMP 360 psilocybin therapy in TRD, the largest randomized, controlled, double-blind psilocybin therapy clinical program ever conducted. Previously, we completed a phase 2b study with top line data showing a statistically significant (p<0.001) and clinically relevant improvement in depressive symptom severity after three weeks for patients who received a single 25mg dose of COMP360 psilocybin with psychological support. We are also conducting phase 2 clinical studies of COMP360 psilocybin therapy for post-traumatic stress disorder (PTSD) and anorexia nervosa. COMPASS is headquartered in London, UK, with offices in New York and San Francisco in the United States. Our vision is a world of mental wellbeing. www.compasspathways.com.

Availability of other information about COMPASS Pathways
Investors and others should note that we communicate with our investors and the public using our website (www.compasspathways.com), our investor relations website (ir.compasspathways.com), and on social media (LinkedIn), including but not limited to investor presentations and investor fact sheets, US Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that we post on these channels and websites could be deemed to be material information. As a result, we encourage investors, the media, and others interested in us to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on our investor relations website and may include additional social media channels. The contents of our website or these channels, or any other website that may be accessed from our website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Forward-looking statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, forward-looking statements can be identified by terminology such as “may”, “might”, “will”, “could”, “would”, “should”, “expect”, “intend”, “plan”, “objective”, “anticipate”, “believe”, “contemplate”, “estimate”, “predict”, “potential”, “continue” and “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements include express or implied statements relating to, among other things, statements regarding the anticipated benefit of the term loan facility funding and achievement of related performance milestones, the availability of unfunded tranches in the future, the plans and objectives of management for future operations and capital expenditures and COMPASS’s plans and expected timing for its phase 3 program in TRD, including its expectations regarding the timing of the completion of its Phase 3 trials for TRD, and the period during which the results of the Phase 3 trials will become available. The forward-looking statements in this press release are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties, and other factors, many of which are beyond COMPASS’s control and which could cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

These risks, uncertainties, and other factors include, among others: we will require substantial additional funding to achieve our business goals, including to repay the term loan facility, and if we are unable to obtain this funding when needed and on acceptable terms, we could be forced to delay, limit or terminate our product development efforts; the availability of future tranches under the term loan facility is dependent, in part, on the approval of the lender, achievement of certain milestones and other factors; clinical development is lengthy and outcomes are uncertain, and therefore our clinical trials may be delayed or terminated; our efforts to obtain marketing approval from the applicable regulatory authorities in any jurisdiction for COMP360 or any of future product candidates may be unsuccessful; establishing, maintaining, defending and enforcing our patents and other intellectual property rights covering our investigational COMP360 psilocybin therapy may be challenging and costly and our efforts to protect our patents and other intellectual property rights may be unsuccessful; our efforts to commercialize and to obtain coverage and reimbursement for our investigational COMP360 psilocybin therapy, if approved, may be unsuccessful; and those risks

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and uncertainties described under the heading “Risk Factors” in COMPASS’s most recent annual report on Form 10-K or quarterly report on Form 10-Q and in other reports we have filed with the U.S. Securities and Exchange Commission (“SEC”) , which are available on the SEC’s website at www.sec.gov. Except as required by law, COMPASS disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. These forward-looking statements are based on COMPASS’s current expectations and speak only as of the date hereof.

Enquiries
Media: Amy Lawrence, media@compasspathways.com, +44 7813 777 919
Investors: Stephen Schultz, stephen.schultz@compasspathways.com, +1 401 290 7324

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